Subsequent events	9 Months Ended	12 Months Ended
	May 31, 2023	Aug. 31, 2022
Subsequent events
Subsequent events

24. Subsequent events

During the months of June and July 2023, the Company issued a total of 10,870 Voting Common Shares to third parties in exchange of sub-contracting services provided to the Company related to investor relations.

On June 16, 2023, the Company issued 493,828 Voting Common Shares and warrants to purchase Voting Common Shares as part of the financing rounds for total cash consideration of $2,485,740, net of transaction costs of $158,664. The warrants issued are to purchase 493,828 Voting Common Shares of the Company for a period of three years from the grant date at an exercise price of U.S. $4.05.

29. Subsequent events

During the months of September, October and November 2022, the Company issued a total of 19,457 Voting Common Shares to third parties in exchange of sub-contracting services provided to the Company related to investor relations.